Exhibit 99.1

News Release

Contacts:	Select Water Solutions, Inc.
Garrett Williams – VP, Corporate Finance & Investor
Relations
(713) 296-1010
IR@selectwater.com

Dennard Lascar Investor Relations
Ken Dennard / Natalie Hairston
(713) 529-6600
WTTR@dennardlascar.com

Select Water Solutions Announces Public Offering of Common Stock

Gainesville, TX – February 19, 2026 – Select Water Solutions, Inc. (NYSE: WTTR) (“Select,” the “Company,” “we,” “our” or “us”), today announced the commencement of an underwritten public offering of $175.0 million of its Class A common stock, par value $0.01 per share (“Class A Common Stock”), pursuant to an effective shelf registration statement on Form S-3 (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”).

The Company intends to use the net proceeds it receives from the offering for general corporate purposes, including water infrastructure growth capital projects, potential acquisitions or debt repayment under the Company’s sustainability-linked credit facility.

The Company expects to grant the underwriters a 30-day option to purchase up to $26.25 million of additional shares of Class A Common Stock at the public offering price, less the underwriting discounts and commissions.

J.P. Morgan Securities LLC and BofA Securities are serving as lead book-running managers for the offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The proposed offering will be made only by means of a prospectus and a prospectus supplement. Copies of the preliminary prospectus supplement and accompanying base prospectus related to the offering and final prospectus supplement, when available, may be obtained from J.P. Morgan Securities LLC, by mail at c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 or by emailing prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com, from BofA Securities, by mail at NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attn: Prospectus Department or by emailing dg.prospectus_requests@bofa.com, or by accessing the SEC’s website at www.sec.gov.

The offering is being conducted pursuant to the Registration Statement, previously filed with the SEC on February 19, 2026 that became effective upon filing, and corresponding prospectus. A preliminary prospectus supplement thereto has been filed with the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the shares of Class A Common Stock or any other securities, nor shall there be any sale of such shares of Class A Common Stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Select Water Solutions, Inc.

Select is a leading provider of sustainable water and chemical solutions to the energy industry. These solutions are supported by the Company’s critical water infrastructure assets, chemical manufacturing and water treatment and recycling capabilities.

Cautionary Statement Regarding Forward-Looking Statements

All statements in this communication other than statements of historical facts are forward-looking statements which contain our current expectations about our future results. We have attempted to identify any forward-looking statements by using words such as “could,” “believe,” “anticipate,” “expect,” “intend,” “project,” “will,” “estimates,” “preliminary,” “forecast” and other similar expressions. Examples of forward-looking statements include, but are not limited to, statements regarding the proposed offering of Class A common stock and the use of proceeds therefrom. Although we believe that the expectations reflected, and the assumptions or bases underlying our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial positions to differ materially from those included within or implied by such forward-looking statements. These risks and uncertainties include the risks and other factors discussed or referenced in the “Risk Factors” section of our most recent Annual Report on Form 10-K and those set forth from time to time in our other filings with the SEC. Investors should not place undue reliance on our forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

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